UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Abercrombie & Fitch Co.
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Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020. Meeting Information ABERCROMBIE & FITCH CO. Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date:    May 20, 2020     Time:    10:00 A.M., EDT Location: Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/ANF2020. The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/ANF2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the reverse side). ABERCROMBIE & FITCH CO. You are receiving this communication because you hold shares in P.O. BOX 182168 COLUMBUS, OH 43218 the Company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain     D10526-P35011

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: LETTER TO STOCKHOLDERS NOTICE AND PROXY STATEMENT ANNUAL REPORT 2019 How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these proxy materials, including a proxy card, you MUST request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before the Date of the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/ANF2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.    D10527-P35011

Voting Items A. Election of Directors The Board of Directors recommends you vote “FOR” the election of each of the following nominees: 1a. Kerrii B. Anderson 1b. Terry L. Burman 1c. Felix Carbullido 1d. Susie Coulter 1e. Sarah M. Gallagher 1f. James A. Goldman 1g. Michael E. Greenlees 1h. Archie M. Griffin 1i. Fran Horowitz 1j. Helen E. McCluskey 1k. Charles R. Perrin 1l. Nigel Travis    B. Proposals The Board of Directors recommends you vote “FOR” the proposals under Items 2, 3, 4 and 5: 2. Approval of advisory resolution to approve executive compensation. 3. Approval of an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to authorize 150,000 additional shares. 4. Approval of an amendment to the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 150,000 additional shares. 5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021. D10528-P35011

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